SWISS MEDICA

                    CLASS B COMMON STOCK CONVERSION AGREEMENT

         This Common Stock Conversion Agreement (the "Agreement") is entered into by Raghu Kilambi, an individual (the "Holder"), and Swiss Medica, Inc., a Delaware corporation (the "Company"), as of the ___st day of June 2005.

                                    RECITALS

         WHEREAS, the Company believes that it may be in its best interests to eliminate the Company's supervoting Class B Common Stock upon the occurrence of certain events;

         WHEREAS, the holder of Class B Common Stock is willing to convert his shares of Class B Common Stock in accordance with the terms and conditions set forth in this Agreement.

                                    AGREEMENT

         NOW THEREFORE, the parties agree as follows:

         1. Conversion of Class B Common Stock.

                  (a) After the occurrence of the events described in Section 2, but subject to the provisions of the Certificate of Incorporation, the Company shall hereby convert shares of the Company's Class B common stock ("Class B Shares") into the Company's Class A common stock ("Class A Shares") at a ratio of five (5) shares of Class A Shares for every one (1) share of Class B Share held ("Conversion Ratio").

                  (b) In the event that the Company shall (a) issue additional shares of the Class A Common Stock as a dividend or other distribution on outstanding Class A Common Stock, (b) subdivide its outstanding shares of Class A Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Class A Common Stock, then, in each such event, the Conversion Ratio shall be adjusted by multiplying the then Conversion Ratio by a fraction, the numerator of which shall be the number of shares of Class A Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Class A Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Conversion Ratio then in effect.

                  (c) In the event that the Company shall (a) issue additional shares of the Class B Common Stock as a dividend or other distribution on outstanding Class B Common Stock, (b) subdivide its outstanding shares of Class B Common Stock, or (c) combine its outstanding shares of the Class B Common Stock into a smaller number of shares of the Class B Common Stock, then, in each such event, the Conversion Ratio shall be adjusted by multiplying the then Conversion Ratio by a fraction, the numerator of which shall be the number of shares of Class B Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Class B Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Conversion Ratio then in effect.


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

         2. Conditions. Conversion of Class B Shares into Class A Shares pursuant to Section 1 may occur after any of the following has occurred:

                  (a) The Holder provides written notice to the Company of his election to convert any or all of his Class B Shares into Class A Shares at a five-to-one ratio;

                  (b) The Company has submitted an application to have its common stock listed on the Nasdaq National Market, American Stock Exchange, NYSE or any other national stock exchange; and such application has been approved;

                  (c) Any institutional investor has informed the Company in writing that it shall not consider the purchase of the Company's equity-based securities unless the Company only has one class of stock outstanding;

                  (d) The majority of the Board of Directors (excluding Holder, if applicable) has determined that the supervoting rights of Class B Shares may detrimentally affect the ability of the Board of Directors, including its independent directors, to address means of maximizing shareholder value such as significant mergers and acquisitions, without undue influence from the holder of Class B Shares.

         3. Procedure. Within five (5) business days of the event set forth in
Section 2 occurring, Holder shall deliver stock certificate(s) representing all Class B Shares held by Holder to the Company or its transfer agent along with a properly completed assignment of stock certificate. Upon receipt, the Company, or its transfer agent, shall deliver to Holder a stock certificate in Holder's name representing five (5) Class A Shares for every Class B Share delivered by Holder.

         4. The Company's Representations, Warranties and Covenants. The Company represents, warrants and covenants to the Holder as follows:

                  4.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its businesses as now conducted and as proposed to be conducted.

                  4.2 Corporate Power. The Company has all requisite corporate power necessary for the authorization, execution and delivery of this Agreement, to sell and issue the Class A Shares, and to carry out and perform all of its obligations hereunder.

                  4.3 Authorization. This Agreement, including the issuance of the Class A Shares, when executed and delivered by the Company will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Company has duly authorized the execution, delivery and performance of this Agreement, including the issuance of the Class A Shares by the Company.


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

                  4.4 No Consent. No consent, approval or authorization of or designation, declaration or filing with any governmental authority or other outside third party on the part of the Company is required in connection with the valid execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, other than any applicable filings in connection with exemptions for purposes of federal and/or state securities laws.

                  4.5. Class B Share Issuance. The Class B Shares were valid issued and fully paid by Holder on or about May 6, 2003.

                  4.6 Valid Issuance. The Class A Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances created by or imposed upon the holders thereof through action of the Company except as set forth in this Agreement; provided, however, that all such securities may be subject to restrictions on transfer under state and/or federal securities laws. Subject to the accuracy of the Holder's representations in Section 4 hereof, the Class A Shares will be issued in compliance with all applicable federal and state securities laws.

                  4.7 Further Assurances. In the event that the Company's actions and obligations contemplated by this Agreement are frustrated because of the Company's charter documents, the Company shall take all actions necessary in order to perform the actions and/or obligations hereunder, including without limitation, issue Holder additional shares of common stock. This Section shall not apply to this Agreement upon the Holder's voluntary termination of employment with the Company or termination of employment with cause.

         5. Representations and Warranties of the Holder. The Holder represents and warrants to the Company with respect to this purchase as follows:

                  5.1 Accredited Investor. The Holder is an "accredited investor" as that term is defined in Securities and Exchange Commission Rule 501 of Regulation D of the Securities Act of 1933, as amended, as presently in effect and that the information provided as support of Holder's "accredited investor" status is complete and accurate in all respects.

                  5.2 Qualified Investor. The Holder has a preexisting personal or business relationship with an officer of the Company or any of its directors or controlling persons, or by reason of the Holder's business or financial experience or the business or financial experience of the Holder's professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly could be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect the Holder's own interests in connection with such an investment.


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

                  5.3 Investment Intent. The Holder is acquiring the Class A Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Holder understands that the Class A Shares to be purchased has not been registered under the Securities Act of 1933, as amended (the "Securities Act") by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder's representations as expressed herein.

                  5.4 Rule 144. The Holder acknowledges that the Class A Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three month period not exceeding specified limitations.

                  5.5 Tax Liability. The Holder has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such tax consequences, the Holder relies solely on such advisors and not on any statements or representations of the Company or any of its agents. The Holder understands and agrees that it (and not the Company) shall be responsible for any tax consequence to it that may arise as a result of this investment or the transactions contemplated by this Agreement.

                  5.6 Legends. Each certificate or instrument representing the Class A Shares will be endorsed with the following legends:

                           (a) "These securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and may not be sold or otherwise transferred or disposed of except pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or an opinion of counsel satisfactory to counsel to the issuer that an exemption from registration under the Securities Act and any applicable state securities laws is available."

                           (b) Any other legends required by Delaware law, other applicable state or foreign securities laws.

The Company need not register a transfer of any Class A Shares, and may also instruct its transfer agent not to register the transfer of such Class A Shares, unless the conditions specified in this Agreement are satisfied.


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

         6. Miscellaneous.

                  6.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware without regard to the conflict of laws provisions. The parties hereto agree to submit to the exclusive jurisdiction of the federal and state courts of the State of Delaware with respect to the interpretation of this Agreement or for the purposes of any action arising out of or relating to this Agreement.

                  6.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Holder and the Closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto or in connection with any of the transactions contemplated hereby shall be deemed to be representations and warranties of the Company hereunder solely as of the date of such certificate or instrument.

                  6.3 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that the rights of the Holder to convert the Common Stock shall not be assignable without the prior written consent of the Company.

                  6.4 Entire Agreement; Amendment. This Agreement, including any agreements contemplated hereunder, constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or in the Certificate of Incorporation. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

                  6.5 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to the Holder, at the address as set forth at the signature page of this Agreement or at other such address as Holder shall have properly furnished in writing to the Company or (b) if to the Company, at Swiss Medica, Inc., 57 Yonge Street, 3rd Floor, Toronto, Ontario, Canada, M5E 1J3 attention: President, or at other such address as the Company shall have properly furnished to the Holder in writing. Such notices shall be deemed effective upon (i) personal delivery to the party to be notified; (ii) upon the next business day if sent by confirmed telex or facsimile; (iii) one business day after deposit with a nationally recognized overnight carrier, specifying next day delivery; or (iv) five business days after having been sent by registered or certified mail, return receipt requested, postage prepaid.

                  6.6 Expenses. Each of the Company and the Holder shall bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

                  6.7 Rules of Construction. The parties hereto agree that they have been adequately represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.


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                  6.8 Severability. In the event that any provision of this
Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as to reasonably affect the intent of the parties hereto. To the extent possible, the parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve the economic, business and other purposes of such void or unenforceable provision as closely as possible.

                  6.9 Counterparts. This Agreement may be executed in counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.


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

         IN WITNESS WHEREOF, the parties hereby execute this Class B Common Stock Conversion Agreement as of the date first set forth above.

HOLDER:



----------------------------
Raghu Kilambi

COMPANY:

SWISS MEDICA, INC.
a Delaware corporation


By:
   -----------------------------------------------
   Bruce Fairbairn, Chief Financial Officer